Exhibit 10.04

EXECUTION COPY

In Canada, unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 2, 2010, and (ii) the date the issuer became a reporting issuer in any province or territory.

These securities and the securities issuable upon the conversion or exercise thereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be offered or sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from the registration requirements of the 1933 Act, or outside the United States in accordance with Regulation S under the 1933 Act.

WARRANTS TO PURCHASE COMMON SHARES OF
AMERICAN LITHIUM MINERALS, INC.

Warrant Certificate Number:	Number of Warrants:

2010-1	1,388,889

Date:

September 2, 2010

THIS CERTIFIES THAT, for value received, 2245393 Ontario Inc. (the “Holder”) is entitled, at any time prior to the Expiry Time (as hereinafter defined), to purchase at the Exercise Price (as hereinafter defined) one fully paid, validly issued and non-assessable Common Share (as hereinafter defined) in the capital of American Lithium Minerals, Inc. (the “Company”), a company existing under the laws of the State of Nevada, for each whole Warrant (as hereinafter defined) represented by this certificate or by a replacement certificate, by surrendering to the Company at its principal office at 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV  89052, this Warrant together with a Subscription Form (as hereinafter defined), duly completed and executed and cash or a certified cheque, money order or bank draft payable to or to the order of the Company for an amount equal to the Exercise Price multiplied by the number of Common Shares subscribed for, on and subject to the terms and conditions set out below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any shares of the Company at any time after the Expiry Time, and from and after the Expiry Time these Warrants and all rights hereunder shall be void and of no value.

1.             Defined Terms

When used herein, the following terms shall have the following meanings, respectively:

“Common Shares” means the common shares in the capital stock of the Company, with a par value of US$0.001 per Common Share.

“Exercise Price” means US$0.54 per Common Share.

“Expiry Time” means 5:00 p.m. (Toronto time) on September 2, 2011.

“Subscription Form” means the form of subscription annexed hereto as Schedule “A”.

“Warrant” means the Common Share purchase warrants represented by this Warrant Certificate.

2.             Exercise of Warrants

The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional Common Share), by the surrender of this Warrant Certificate, with the attached Subscription Form duly executed, at the principal office of the Company at 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV  89052 (or such other office of the Company as it may designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Company at any time during the period within which the rights represented by this Warrant Certificate may be exercised) and upon payment to it for the account of the Company, in cash or a certified cheque, money order or bank draft, of the purchase price for such Common Shares.  The Company agrees that the Common Shares so purchased shall be and be deemed to be issued to the Holder hereof as the registered owner of such Common Shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.  Certificates for the Common Shares so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding three business days, after the rights represented by this Warrant Certificate shall have been so exercised and, unless this Warrant has expired, a new Warrant Certificate representing the number of Common Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time.

3.             Ability to Exercise

The Warrants may be exercised in whole or in part at any time prior to the Expiry Time. In the event that the Holder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Holder shall be entitled to receive a replacement Warrant Certificate, without charge, representing the unexercised balance of the Warrants. After the Expiry Time, all rights under any outstanding Warrants evidenced hereby, in respect of which the rights of subscription and purchase herein provided for shall not have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

4.             No Fractional Common Shares

No fractional Common Shares will be issuable upon any exercise of the Warrants and the Holder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

5.             Not a Shareholder

The holding of the Warrants shall not constitute the Holder a shareholder of the Company nor entitle the Holder to any right or interest in respect thereof, except as expressly provided in this Warrant Certificate.

6.             Covenants and Representations of the Company

The Company hereby agrees as follows:

(a)           All Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, except with respect to any applicable withholding taxes.

(b)           During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of its Common Shares to provide for the exercise of the rights represented by this Warrant.

(c)           This Warrant Certificate is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

7.             Anti-Dilution Protection

(1)           Definitions:  For the purposes of this Section 7, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this Section 7:

(a)           “Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

(b)           “Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the Over-the-Counter Bulletin Board or such other stock exchange or over-the-counter market as may be selected by the directors of the Company for such purpose during the period of any twenty consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the directors of the Company;

(c)           “director” means a director of the Company for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Company as a board or, whenever empowered, action by the executive committee of such board; and

(d)           “trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)           Adjustments:  Subject to Section 7(5), the Exercise Price and the number of Common Shares issuable to the Holder upon the exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)           If at any time during the Adjustment Period the Company shall:

(i)            fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)           fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)          subdivide the outstanding Common Shares into a greater number of Common Shares; or

(iv)          consolidate the outstanding Common Shares into a smaller number of Common Shares,

(any of such events in subsections (i), (ii), (iii) and (iv) above being herein called a “Common Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)          the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

(B)           the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 7(2)(a) as a result of the fixing by the Company of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)           If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than forty-five days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)            the numerator of which shall be the aggregate of

(A)          the number of Common Shares outstanding on the record date for the Rights Offering, and

(B)           the quotient determined by dividing

(1)           either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(2)           the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)           the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Section 7(2)(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be.  Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 7(2)(b) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants referred to in this Section 7(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)           If at any time during the Adjustment Period the Company shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

(i)            shares of the Company of any class other than Common Shares;

(ii)           rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than forty-five days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share) at the date of issue of such securities to the holder of at least the Current Market Price of the Common Shares on such record date);

(iii)          evidences of indebtedness of the Company; or

(iv)          any property or assets of the Company;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)          the numerator of which shall be the difference between

(1)           the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(2)           the fair value, as determined in good faith by the directors of the Company, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)           the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Company shall be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 7(2)(c) as a result of the fixing by the Company of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Section 7(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d)           If at any time during the Adjustment Period there shall occur:

(i)            a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)           a consolidation, amalgamation, arrangement or merger of the Company with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

(iii)          the transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another Company or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Warrantholder was theretofor entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholders was theretofore entitled to purchase or receive upon the exercise of the Warrants.  If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)           If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of Sections 7(2)(a), (b), or (c) of this Warrant Certificate, then the number of Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)           Rules:  Subject to Section 7(5), the following rules and procedures shall be applicable to adjustments made pursuant to Section 7.2 of this Warrant Certificate:

(a)           Subject to the following sections of this Section 7(3), any adjustment made pursuant to Section 7.2 of this Warrant Certificate shall be made successively whenever an event referred to therein shall occur.

(b)           No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this subsection (b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.  Notwithstanding any other provision of Section 7.2 of this Warrant Certificate, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrants (except in respect of a consolidation of the outstanding Common Shares).

(c)           If at any time during the Adjustment Period the Company shall take any action affecting the Common Shares, other than an action or event described in Section 7.2 of this Warrant Certificate, which in the opinion of the directors would have a material adverse effect upon the rights of the Warrantholder, the Exercise Price and/or the number of Common Shares purchasable under the Warrants shall, subject to any necessary regulatory approval, be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances, provided that no such action shall be taken unless and until the Holder has been provided with notice of such proposed action and the consequences thereof.

(d)           If the Company sets a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable under the Warrants shall be required by reason of the setting of such record date.

(e)           No adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of the Warrants shall be made in respect of any event described in Section 7 of this Warrant Certificate if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event. Any such participation by the Warrantholder is subject to regulatory approval.

(f)            In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in Section 7.2 hereof, the Company may defer, until the occurrence of such event:

(i)            issuing to the Warrantholder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)           delivering to the Warrantholder any distribution declared with respect to such additional Common Shares after such record date and before such event;

provided, however, that the Company shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Common Shares issuable on the exercise of the Warrants.

(4)           Notice:  Subject to Section 7(5), at least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this certificate, including the Exercise Price or the number of Common Shares which may be purchased under this certificate, the Company shall deliver to the Warrantholder a certificate of the Company specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment.  In case any adjustment for which a notice in this Section 7(4) has been given is not then determinable, the Company shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment.  The Company hereby covenants and agrees that the register of transfers and share transfer books for the Common Shares will be open, and that the Company will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

(5)           Board Discretion: Notwithstanding any of the foregoing provisions of this Section 7, the board of directors of the Company may, subject to any required regulatory approval, vary the procedures described in this Section 7 if it determines in good faith having regard to the intentions underlying these provisions that such procedures would yield an unintended result, provided that such varied procedures are not prejudicial to the interests of the Holder, and the Holder is provided with notice of such proposed variation and the consequences thereof.

8.             Authorized Shares

As a condition precedent to the taking of any action which would require an adjustment pursuant to Section 7 of this Warrant, the Company shall take any action which may be necessary in order that the Company has issued and reserved in its authorized capital, and may validly and legally issue as fully paid and non-assessable, all of the Common Shares which the Holder of this Warrant is entitled to receive on the exercise hereof.

9.             Mutilated or Missing Warrant Certificate

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of a bond or indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of this Warrant Certificate, the Company will issue to the Holder hereof a new warrant certificate of like tenor, in lieu of this Warrant Certificate, representing the right to subscribe for and purchase the number of Common Shares which may be subscribed for and purchased hereunder.

10.           Legend

Any certificate representing Common Shares issued upon the exercise of the Warrants shall bear the following legend:

These securities and the securities issuable upon the conversion or exercise thereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be offered or sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from the registration requirements of the 1933 Act, or outside the United States in accordance with Regulation S under the 1933 Act.

Any certificate representing Common Shares issued upon the exercise of the Warrants prior to the date which is four months and one day after the later of (i) date hereof and (ii) the date the Company became a reporting issuer in any province of territory of Canada will, in addition to the legend above, bear the following legend:

In Canada, unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 2, 2010, and (ii) the date the issuer became a reporting issuer in any province or territory.

provided that at any time subsequent to the date which is four months and one day after the later of (i) the date hereof and (ii) the date the Company became a reporting issuer in any province or territory of Canada, any certificate representing such Common Shares may be exchanged for a certificate bearing no such legends.

11.           Amendment

This Warrant Certificate may only be amended with the prior written consent of the Holder.

12.           Severability

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(a)           the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(b)           the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

13.           Governing Law

This Warrant shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

14.           Transferability

This Warrant is transferable and the term “Holder” shall mean and include any successor, transferee or assignee of the current or any future Holder.  The Warrants may be transferred by the Holder completing and delivering to the Company the transfer form attached hereto as Schedule “B”.

15.           Further Assurances

The Company hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed, assurance as the Holder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

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IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed by its duly authorized officer dated effective as of the date first written above.

AMERICAN LITHIUM MINERALS, INC.

By:
Authorized Signing Officer

SCHEDULE “A”

SUBSCRIPTION FORM

TO:                          American Lithium Minerals, Inc.
2850 W. Horizon Ridge Parkway, Suite 200
Henderson, NV  89052
U.S.A.

The undersigned Holder of the within Warrant certificate hereby irrevocably subscribes for                                                   common shares (the “Common Shares”) of American Lithium Minerals, Inc. (the “Company”) pursuant to the within Warrant certificate at the Exercise Price per share specified in the said Warrant certificate and encloses herewith cash or a certified cheque, money order or bank draft payable to or to the order of the Company in the aggregate amount of US$                           in payment of the subscription price therefor.

The undersigned certifies as follows (check one):

A                                      ☐                                    The undersigned is an “accredited investor”, as such term is defined in Rule 501(a) of the U.S. Securities Act, exercising this Warrant for its own account or the account of an institutional “accredited investor” over which it exercises sole investment discretion.

B                                        ☐                                    The undersigned has provided to the Company an opinion of counsel of recognized standing and reasonably satisfactory to the Company, to the effect that the issue and sale of the Common Shares upon exercise of the Warrant is not required to be registered under the U.S. Securities Act or state securities laws.

By checking box A above, the undersigned represents that (i) it has had access to such current public, financial and other information concerning the Company as it considered necessary in connection with its investment decision and understands that the Common Shares are being offered in a transaction not involving any public offering within the United States (within the meaning of the U.S. Securities Act of 1933, as amended, (the “U.S. Securities Act”)) and have not been and will not be registered under the U.S. Securities Act, (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Common Shares, (iii) it is not acquiring the Common Shares with a view to distribution thereof or with any present intention of offering or selling any of the Common Shares in violation of United States securities laws or applicable state securities laws, and (iv) it is not purchasing the Common Shares as a result of any general solicitation or general advertising (as such terms are defined in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.  The undersigned agrees that it will only resell the Common Shares issuable upon exercise hereof pursuant to an effective registration statement under the U.S. Securities Act, or pursuant to an exemption from the registration requirements of the U.S. Securities Act, or in accordance with Regulation S under the U.S. Securities Act. The Common Shares issuable upon exercise hereof will bear a legend to the foregoing effect which may be removed by providing to the registrar and transfer agent for the Common Shares an opinion of legal counsel to the effect that such legend may be removed.

The undersigned acknowledges that the Company will rely upon the above confirmations, acknowledgements and agreements, and agrees to notify the Company promptly in writing if any of the above representations or warranties ceases to be accurate or complete.

DATED this         day of                                      , 20      .

The undersigned hereby directs that the said Common Shares be issued and registered as follows:

Name:

Address:

Signature:

☐

Please check box if these Common Share certificates are to be delivered at the office where this Warrant certificate is surrendered, failing which the Common Share certificates will be mailed to the subscriber at the address set out above.

If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered to the Holder with the Common Share certificates.

SCHEDULE “B”

TRANSFER FORM

TO:                          American Lithium Minerals, Inc.
2850 W. Horizon Ridge Parkway, Suite 200
Henderson, NV  89052
U.S.A.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                                    (include name and address of the transferee) Warrants exercisable for common shares of American Lithium Minerals, Inc. (the “Company”) registered in the name of the undersigned on the register of the Company maintained therefor, and hereby irrevocably appoints                                                                                      the attorney of the undersigned to transfer the said securities on the books maintained by the Company with full power of substitution.

The undersigned hereby certifies that the transfer of these securities is not being made in any public offering and: (a) that the transferee is an “accredited investor”, as such term is defined in Rule 501(a) of the United States Securities Act of 1933, as amended, and (b) that such transferee is an “accredited investor” as such term is defined in National Instrument 45-106 — Prospectus and Registration Exemptions of the Canadian Securities Administrators and specifically represents and warrants that one or more of the categories set out in such National Instrument correctly, and in all respects, describes the transferee.

DATED this                       day of                                    , 20     .

Signature of Transferor guaranteed by:

Name of Bank or Trust Company:	Signature of Transferor

Address of Transferor

Notes: